UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 1, 2011

(Date of Earliest Event Reported)

Commission file number: 1-3203

CANAL CORPORATION

(formerly Chesapeake Corporation)

(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street Richmond, Virginia	23219

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 804-697-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, on December 29, 2008, Canal Corporation (formerly Chesapeake Corporation) (“Canal”) and its U.S. operating subsidiaries (collectively with Canal, the “Debtors”) filed voluntary petitions under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Virginia, Richmond Division (the “Bankruptcy Court”).

The Bankruptcy Court entered an order (the “Order”) confirming the Second Amended Joint Plan of Liquidation of the Debtors, other than WTM I Company, (the “Plan Debtors”) under Chapter 11 of the Bankruptcy Code, as revised and filed with the Bankruptcy Court on April 1, 2011 (the “Plan”). A copy of the Order, to which a copy of the Plan is attached, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On April 18, 2011, the Plan Debtors satisfied the conditions precedent to the effectiveness of the Plan and filed a Notice of Effective Date of the Plan (the “Notice of Effective Date”) with the Bankruptcy Court. A copy of the Notice of Effective Date is attached hereto as Exhibit 99.2 and incorporated herein by reference. As a result, the Plan was declared effective as of that date (the “Effective Date”).

As a result of the Plan being declared effective, Canal’s existing equity interests have been cancelled without consideration as of the Effective Date and have no value. No shares are being reserved for future issuance in respect of claims and interests filed and allowed under the Plan. Therefore all existing equity interests, including common stock, of Canal are worthless.

Canal will shortly file a Form 15 with the Securities and Exchange Commission (the “Commission”) to provide notice of the suspension of its reporting obligation under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon filing a Form 15, Canal will immediately cease filing any further periodic or current reports under the Exchange Act.

On March 17, 2011, Canal filed a Monthly Operating Report, which includes information as to the assets and liabilities of Canal, for the period from February 7, 2011, through March 6, 2011, as an exhibit to a Current Report on Form 8-K. Such Monthly Operating Report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Date, and as contemplated by the Plan, the board of directors of Canal was eliminated, effective immediately, and the rights, powers and duties of Canal’s board of directors were vested in the Plan Administrator, an officer named under the Plan to govern Canal after the Effective Date. As a result, each of Canal’s directors, Sir David Fell, Andrew J. Kohut, Henri D. Petit, John W. Rosenblum and Beverly L. Thelander, ceased being a director of Canal on the Effective Date.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Order Confirming the Second Amended Joint Plan of Liquidation of Canal Corporation and Certain of its Affiliated Debtors, dated April 1, 2011.

99.2	Notice of Effective Date of the Second Amended Joint Plan of Liquidation of Canal Corporation and Certain of its Affiliated Debtors, dated April 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANAL CORPORATION
(Registrant)

Date: April 19, 2011	BY:	/s/ J.P. Causey Jr.
J.P. Causey Jr.
Plan Administrator

EXHIBIT INDEX

Exhibit No.	Description

99.1	Order Confirming the Second Amended Joint Plan of Liquidation of Canal Corporation and Certain of its Affiliated Debtors, dated April 1, 2011.

99.2	Notice of Effective Date of the Second Amended Joint Plan of Liquidation of Canal Corporation and Certain of its Affiliated Debtors, dated April 18, 2011.